                             VAN KAMPEN HARBOR FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 -- DECEMBER 31, 2009

                                                                  Amount of     % of     % of
                                       Offering       Total        Shares     Offering   Funds
    Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased   Total
   Purchased     Trade Date  Offering   Shares      Offering       By Fund    By Fund   Assets       Brokers        Purchased From
---------------  ----------  --------  --------  --------------  ----------  ---------  ------   ---------------  ------------------
   Verigy Ltd      07/10/09       -     $100.00  $  120,000,000  $2,880,000    2.400%    1.208%  J.P. Morgan      JP Morgan
     5.250%                                                                                      Securities
 due 7/15/2014                                                                                   Inc., Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated

 Coinstar Inc.     09/10/09       -     $100.00  $  175,000,000  $  730,000    0.417%     0.26%  Morgan           Jeffries and Co.
  4.000% due                                                                                     Stanley & Co.
  09/01/2014                                                                                     Incorporated,
                                                                                                 Merrill
                                                                                                 Lynch,
                                                                                                 Pierce,
                                                                                                 Fenner &
                                                                                                 Smith
                                                                                                 Incorporated,
                                                                                                 Jefferies &
                                                                                                 Company,
                                                                                                 Inc., RBC
                                                                                                 Capital
                                                                                                 Markets
                                                                                                 Corporation,
                                                                                                 J.P. Morgan
                                                                                                 Securities
                                                                                                 Inc., Wells
                                                                                                 Fargo
                                                                                                 Securities,
                                                                                                 LLC, KeyBanc
                                                                                                 Capital
                                                                                                 Markets Inc.,
                                                                                                 Merriman
                                                                                                 Curhan Ford &
                                                                                                 Co.

 Eastman Kodak     09/17/09       -     $100.00  $  400,000,000  $2,900,000    0.725%     1.02%  Citigroup        Merrill Lynch
   7.000% due                                                                                    Global
    4/1/2017                                                                                     Markets Inc.,
                                                                                                 Merrill
                                                                                                 Lynch,
                                                                                                 Pierce,
                                                                                                 Fenner &
                                                                                                 Smith
                                                                                                 Incorporated,
                                                                                                 Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 BNY Mellon
                                                                                                 Capital
                                                                                                 Markets, LLC,
                                                                                                 Daiwa
                                                                                                 Securities
                                                                                                 America Inc.,
                                                                                                 Mizuho
                                                                                                 Securities
                                                                                                 USA Inc., PNC
                                                                                                 Capital
                                                                                                 Markets LLC

   AMR Corp.       09/22/09       -     $100.00  $  460,000,000  $1,765,000    0.384%     0.62%  Citigroup        UBS Securities
     6.250%                                                                                      Global
 due 10/15/2014                                                                                  Markets Inc.,
                                                                                                 UBS
                                                                                                 Securities
                                                                                                 LLC, Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 Credit Suisse
                                                                                                 Securities
                                                                                                 (USA) LLC,
                                                                                                 Goldman,
                                                                                                 Sachs & Co.

  Incyte Ltd.      09/24/09       -     $100.00  $  400,000,000  $2,920,000    0.730%     1.03%  Goldman,         Goldman Sachs
    4.750%                                                                                       Sachs & Co.,
 due 10/01/2015                                                                                  Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 J.P. Morgan
                                                                                                 Securities
                                                                                                 Inc.

UAL Corp 6.000%    10/01/09       -     $100.00  $  300,000,000  $1,825,000    0.608%     0.65%  J.P. Morgan      JP Morgan
 due 10/15/2029                                                                                  Securities
                                                                                                 Inc., Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 Goldman,
                                                                                                 Sachs & Co.,
                                                                                                 Citigroup
                                                                                                 Global
                                                                                                 Markets Inc.,
                                                                                                 Credit Suisse
                                                                                                 Securities
                                                                                                 (USA) LLC,
                                                                                                 UBS
                                                                                                 Securities LLC

   Sterlite        10/16/09       -     $100.00  $  500,000,000  $1,460,000    0.292%     0.50%  Deutsche Bank    Deutsche
  Industries                                                                                     Securities       Securities
  India Ltd                                                                                      Inc., Morgan
  4.000% due                                                                                     Stanley & Co.
  10/30/2014                                                                                     Incorporated

    Forest City    10/22/09       -     $100.00  $  175,000,000  $  730,000    0.417%     0.25%  Merrill          Barclays Capital
 Enterprises Inc.                                                                                Lynch,
    5.000% due                                                                                   Pierce,
    10/15/2016                                                                                   Fenner &
                                                                                                 Smith,
                                                                                                 Barclyas
                                                                                                 Capital Inc.,
                                                                                                 Goldman,
                                                                                                 Sachs & Co.,
                                                                                                 Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,

                                                                                                 KeyBanc
                                                                                                 Capital
                                                                                                 Markets Inc,
                                                                                                 PNC Capital
                                                                                                 Markets LLC,
                                                                                                 BNY Mellon
                                                                                                 Capital
                                                                                                 Markets, LLC,
                                                                                                 U.S. Bancorp
                                                                                                 Investments,
                                                                                                 Inc., BMO
                                                                                                 Capital
                                                                                                 Markets
                                                                                                 Corp., Calyon
                                                                                                 Securities
                                                                                                 (USA) Inc.,
                                                                                                 Comerica
                                                                                                 Securities,
                                                                                                 Inc., ING
                                                                                                 Financial
                                                                                                 Markets LLC,
                                                                                                 RBS
                                                                                                 Securities
                                                                                                 Inc.

   Dole Food       10/22/09       -      $12.50  $   35,715,000     311,000    0.871%     1.34%  Goldman,         Goldman Sachs
   Company                                                                                       Sachs & Co.,
  7.000% due                                                                                     Merrill
  11/01/2012                                                                                     Lynch,
                                                                                                 Pierce,
                                                                                                 Fenner &
                                                                                                 Smith
                                                                                                 Incorporated,
                                                                                                 Deutsche Bank
                                                                                                 Securities
                                                                                                 Inc., Wells
                                                                                                 Fargo
                                                                                                 Securities,
                                                                                                 LLC, J.P.
                                                                                                 Morgan
                                                                                                 Securities
                                                                                                 Inc., Morgan
                                                                                                 Stanley & Co.

                                                                                                 Incorporated,
                                                                                                 BB&T Capital
                                                                                                 Markets, a
                                                                                                 division of
                                                                                                 Scott &
                                                                                                 Stringfellow,
                                                                                                 LLC, HSBC
                                                                                                 Securities
                                                                                                 (USA) Inc.,
                                                                                                 Scotia
                                                                                                 Capital (USA)
                                                                                                 Inc.

 Ford Motor Co.    11/03/09       -     $100.00  $2,500,000,000  $2,565,000    0.103%     0.91%  Citigroup        Merrill Lynch
Note 4.250% due                                                                                  Global
  11/15/2016                                                                                     Markets Inc.,
                                                                                                 J.P. Morgan
                                                                                                 Securities
                                                                                                 Inc., Merrill
                                                                                                 Lynch,
                                                                                                 Pierce,
                                                                                                 Fenner &
                                                                                                 Smith
                                                                                                 Incorporated,
                                                                                                 Barclays
                                                                                                 Capital Inc.,
                                                                                                 Deutsche Bank
                                                                                                 Securities
                                                                                                 Inc.,
                                                                                                 Goldman,
                                                                                                 Sachs & Co.,
                                                                                                 Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 RBS
                                                                                                 Securities
                                                                                                 Inc., BNP
                                                                                                 Paribas
                                                                                                 Securities
                                                                                                 Corp., HSBC

                                                                                                 Securities
                                                                                                 (USA) Inc.,
                                                                                                 Credit Suisse
                                                                                                 Securities
                                                                                                 (USA) LLC,
                                                                                                 UBS
                                                                                                 Securities
                                                                                                 LLC, BNY
                                                                                                 Mellon
                                                                                                 Capital
                                                                                                 Markets, LLC,
                                                                                                 Calyon
                                                                                                 Securities
                                                                                                 (USA) Inc.,
                                                                                                 RBC Capital
                                                                                                 Markets
                                                                                                 Corporation,
                                                                                                 ANZ
                                                                                                 Securities,
                                                                                                 Inc., BMO
                                                                                                 Capital
                                                                                                 Markets
                                                                                                 Corp.,
                                                                                                 Comerica
                                                                                                 Securities,
                                                                                                 Inc.,
                                                                                                 Commerzbank
                                                                                                 Capital
                                                                                                 Markets
                                                                                                 Corp., PNC
                                                                                                 Capital
                                                                                                 Markets Inc.,
                                                                                                 Scotia
                                                                                                 Capital (USA)
                                                                                                 Inc., Wells
                                                                                                 Fargo
                                                                                                 Securities,
                                                                                                 LLC

 United Rentals    11/10/09       -     $100.00  $  150,000,000  $1,099,000    0.733%     0.38%  Merrill          Merrill Lynch
Inc. 4.000% due                                                                                  Lynch,
   11/15/2015                                                                                    Pierce,
                                                                                                 Fenner &
                                                                                                 Smith
                                                                                                 Incorporated,
                                                                                                 Morgan

                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 Wells Fargo
                                                                                                 Securities,
                                                                                                 LLC, Barclays
                                                                                                 Capital Inc.,
                                                                                                 Calyon
                                                                                                 Securities
                                                                                                 (USA) Inc.
                                                                                                 Scotia
                                                                                                 Capital (USA)
                                                                                                 Inc.

  Continental      12/07/09       -     $100.00  $  200,000,000  $1,825,000    0.913%     0.63%  Morgan           Goldman Sachs
 Airlines Inc.                                                                                   Stanley & Co.
  4.500% due                                                                                     Incorporated,
   1/15/2015                                                                                     Credit Suisse
                                                                                                 Securities
                                                                                                 (USA) LLC,
                                                                                                 Goldman,
                                                                                                 Sachs & Co.,
                                                                                                 Citigroup
                                                                                                 Global
                                                                                                 Markets Inc.,
                                                                                                 UBS
                                                                                                 Securities LLC

 Citigroup Inc.    12/16/09       -     $100.00  $   35,000,000  $   55,100    0.157%     1.87%  Citigroup        Citigroup
 PFD 7.500% due                                                                                  Global
  12/15/2012                                                                                     Markets Inc.,
                                                                                                 Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated